SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[  ] Preliminary information                        [ ] Confidential, for use of
    statement                                           the Commission Only
                                                        (as permitted by Rule
                                                        14c-5(d)(2))

[X] Definitive information statement


                         RAVEN MOON ENTERTAINMENT, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

Raven Moon Entertainment, Inc.
2005 Tree Fork Lane, Ste.101
Longwood, FL 32750

June 21, 2006

          Notice of Action by Written Consent

To the Stockholders of Raven Moon Entertainment, Inc.:

          Pursuant to Florida Business Corporation Law, Florida Statutes Chapter 607.0704, notice is hereby given that by written consent delivered to Raven Moon Entertainment, Inc. (the "Company") on June 19, 2006, by the holders of a majority of the outstanding common stock of the Company, the following actions were adopted, authorized and approved:

          The Board of Directors authorized a 20 to 1 reverse stock split of the Company's Common Stock to be effective July 17, 2006 or such time thereafter that NASDAQ approves this change. The stock split does not change the number of authorized shares of common stock of the Company.


                                            y Order of the Board of Directors

                                            /s/  Joey DiFrancesco
                                            ------------------------------------
                                                 Joey DiFrancesco,
                                                 President and CEO

                         Raven Moon Entertainment, Inc.
              Information Statement Pursuant to Section 14C of the
                         Securities Exchange Act of 1934

                                  INTRODUCTION

          This Information Statement is being mailed on or about June 30, 2006, to affect all holders of record at the close of business on July 17, 2006, of the voting stock of Raven Moon Entertainment, Inc., a Florida corporation (the "Company"), in connection with the written consent of the holders of greater than 50% of the Company's voting stock providing for 20 to 1 reverse split of the Company's common stock. The reverse stock split of the Company's Common Stock is to be effective July 17, 2006 or such time thereafter that NASDAQ approves this change. The stock split does not change the number of authorized shares of common stock of the Company.

                    PURPOSE AND EFFECT OF REVERSE STOCK SPLIT

          The reverse stock split will provide the Company greater flexibility in issuing capital stock in connection with any future financing activities or corporate acquisitions using the Company's capital stock. The Company has no definitive plans for business combinations, mergers, acquisitions or going-private transactions.

                        NUMBER OF HOLDERS OF COMMON STOCK

          As of June 20, 2006, there were approximately 4182 holders of record of our Common Stock.


          Following the amendment, the stock certificates you now hold will continue to be valid. There is no present intention to deliver new stock certificates on account of the old stock certificates unless requested by a selling stockholder. If after the effective date of the Company's amendment you wish to receive new stock certificates, you may do so by contacting the Company's registrar and transfer agent. The transfer agent for the Company's common stock is Florida Atlantic Stock Transfer, 7130 Nob Hill Road, Tamarac, FL 33321.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

        SECURITY OWNERSHIP OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          At the close of business on June 19, 2006, the Company had approximately 94,361,752,966 shares outstanding of no par value common stock, assuming conversion of all outstanding convertible securities. There are no other voting securities of the Company that are presently issued.

          The following table sets forth information with respect to all Directors and Executive Officers of the Company, individually and as a group.



Name and Address                  Amount and Nature
of Beneficial Owner               of Ownership                     Voting Rights
-------------------               ------------                     -------------


/s/  Joey DiFrancesco             1,065,365,335 Common Shares      1,065,365,335
-----------------------------     457,750 Preferred Shares        57,218,750,000
     Joey DiFrancesco             (Jointly held with
                                  Bernadette DiFrancesco)


/s/  Bernadette DiFrancesco
-----------------------------
     Bernadette DiFrancesco


/s/  Janice K. Battenberg         106,545,333                        106,545,333
-----------------------------
     Janice K. Battenberg


/s/  Lawrence Oakley              106,545,413                        106,545,413
-----------------------------
     Lawrence Oakley


/s/  Robert McCarthy              106,545,413                        106,545,413
-----------------------------
     Robert McCarthy


All Directors and Executive     1,385,459,244 shares       58,603,751,494 shares
Officers as a Group


                           VOTE REQUIRED FOR APPROVAL

          Chapter 607.0704 Florida Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Florida corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. The Company's stockholders owning a majority of the outstanding common stock have approved the action, which majority is the number of shares required by Florida Statutes Chapter 607.0704.


                             ADDITIONAL INFORMATION

          Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's President, Joey DiFrancesco, 2005 Tree Fork Lane, Ste.101, Longwood, FL 32750, copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, will be provided without charge.

Dated: June 30, 2006

                                            By Order of the Board of Directors

                                            /s/  Joey DiFrancesco
                                            ------------------------------------
                                                 Joey DiFrancesco,
                                                 President and CEO